SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K
                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 15, 2005
                                                         -----------------

                          COLUMBUS MCKINNON CORPORATION
                          -----------------------------
             (Exact name of registrant as specified in its charter)


                                    NEW YORK
                                    --------
                 (State or other jurisdiction of incorporation)


             0-27618                               16-0547600
             -------                               ----------
    (Commission File Number)            (IRS Employer Identification No.)



140 JOHN JAMES AUDUBON PARKWAY, AMHERST, NEW YORK                  14228-1197
-------------------------------------------------                  ----------

     (Address of principal executive offices)                      (Zip Code)


        Registrant's telephone number including area code: (716) 689-5400
                                                           --------------


           -----------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01   OTHER EVENTS.

     On November 15, 2005, the registrant announced that it has completed its previously disclosed offering of 3,350,000 shares of common stock at $20.00 per share. The offering consisted of 3,000,000 new shares sold by Columbus McKinnon and 350,000 existing shares sold by a selling shareholder. A copy of the press release issued in connection with such action is attached hereto as Exhibit 99.1.



Item 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

(c)    Exhibits.


EXHIBIT NUMBER                      DESCRIPTION
--------------                      -----------

99.1                                Press Release dated November 15, 2005

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                     COLUMBUS McKINNON CORPORATION
                                     -----------------------------


                                     By:     /s/ Karen L. Howard
                                             ---------------------------------
                                     Name:   Karen L. Howard
                                     Title:  Vice President and Treasurer and
                                               Interim Chief Financial Officer



Dated:  November 15, 2005
        -----------------

                                  EXHIBIT INDEX


EXHIBIT NUMBER                 DESCRIPTION
--------------                 -----------

    99.1                       Press Release dated November 15, 2005